UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2011

LANDAUER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9788 (Commission File Number)	06-1218089 (IRS Employer Identification No.)

2 Science Road, Glenwood, Illinois 60425

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 755-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On August 26, 2011, Landauer, Inc. issued a News Release announcing the declaration of a regular quarterly cash dividend of $0.55 per share for the fourth quarter of fiscal 2011. The dividend will be paid on October 4, 2011 to shareholders of record on September 9, 2011. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (d)    Exhibits.

                    99.1    News Release, dated August 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

Dated: August 26, 2011	By:	/s/ Jonathon M. Singer
Jonathon M. Singer
Senior Vice President, Secretary, Treasurer, and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	News Release, dated August 26, 2011

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